SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2003

Cytyc Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27558	02-0407755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Swanson Road, Boxborough, MA	01719
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 263-8000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

On November 21, 2003, Cytyc Corporation (the “Company”) issued a press release announcing that Marla S. Persky had been elected to the Board of Directors of the Company. A copy of the Company’s press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Company’s press release included in this Item 5 is qualified in its entirety by reference to such press release.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 21, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTYC CORPORATION

By:	/s/ PATRICK J. SULLIVAN
Patrick J. Sullivan Chairman, Chief Executive Officer and President

Date: November 24, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 21, 2003.